UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2005

GlycoGenesys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-26476	33-0231238
(Commission File Number)	(IRS Employer Identification No.)

31 St. James Avenue, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 422-0674

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Event

On January 25, 2005, GlycoGenesys, Inc. (the “Company”) issued a press release announcing (i) a new indication, chronic lymphocytic leukemia (CLL), for its cancer clinical trial program for GCS-100LE, (ii) its commitment to establishing a strategic alliance in 2005, (iii) a brief update on its ongoing Phase I dose escalation trial, and (iv) its 2005 goals including its multiple myeloma clinical trial program planned for early 2005. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2005	By:	/s/ William O. Fabbri
William O. Fabbri
General Counsel